CERTIFICATION OF CHIEF EXECUTIVE OFFICER AND
CHIEF FINANCIAL OFFICER
PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the accompanying Quarterly Report on Form 10-QSB/A of Snap2 Corporation, for the quarter ended December 31, 2002, I certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to my knowledge, that:

(1) the Quarterly Report on Form 10-QSB/A of Snap2 Corporation for the quarter ended December 31, 2002 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) the information contained in the Quarterly Report on Form 10-QSB/A for the quarter ended December 31, 2002, fairly presents in all material respects, the financial condition and results of operations of Snap2 Corporation.

By:                     /s/ Kevin D. Johnson

Name:                 Kevin D. Johnson

Title:                   Principal Executive Officer,
                            Principal Financial Officer and Director

Date:                   May 18, 2005